UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2024
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Cohen & Steers Income Opportunities REIT, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	333-269416	88-3609651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1166 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(212) 832-3232
280 Park Avenue
New York, New York 10017
(Former Name or Former Address, if Changed Since Last Report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.
On January 1, 2024, the stockholders of Cohen & Steers Income Opportunities REIT, Inc. (the “Company”) acted by unanimous written consent, in lieu of an annual meeting, to re-elect each of the Company’s current directors, Robert H. Steers, Joseph M. Harvey, Dana Roffman, John W. Thiel and W. Edward Walter, to the Company’s board of directors, to serve until the Company’s 2025 annual meeting of stockholders and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & STEERS INCOME OPPORTUNITIES REIT, INC.
Date: January 2, 2024

	By:	/s/ Francis C. Poli
	Name:	Francis C. Poli
	Title:	Chief Legal Officer